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                                                                   Exhibit 10.20

                     AMENDMENT TO THE AMENDED AND RESTATED
                      LIMITED LIABILITY COMPANY AGREEMENT
                         OF DRESSER-RAND HOLDINGS, LLC

     This AMENDMENT is being entered into effective as of June 24, 2005 by the Managing Members named on the signature page hereto pursuant to Section 15.10 of the Amended and Restated Limited Liability Company Agreement of Dresser-Rand Holdings, LLC, dated as of October 29, 2004 (the "LLC Agreement").


     NOW, THEREFORE, in consideration of the agreements and premises set forth herein, and intending to be legally bound, it is hereby agreed as follows:

1.    Amendments

     (a) Section 9.6 of Article IX of the LLC Agreement is hereby amended by replacing the word "make" in the second line of such section with the word "advance".

     (b) Section 16.1 of Article XVI of the LLC Agreement is hereby amended by replacing the definition therein of "Exit Event" with the following:

             "Exit Event" means a merger, consolidation, sale of Interests, sale of assets or other transaction where First Reserve receives cash, cash-equivalents or marketable publicly-traded securities on or with respect to its Units.


2.    Miscellaneous

     (a) Copies of this Amendment shall be provided to all of the members of Dresser-Rand Holdings, LLC (the "Company") in accordance with the requirements of Section 15.10 of the LLC Agreement.

     (b) The terms, conditions and agreements set forth in the LLC Agreement, as amended by paragraph 1 of this Amendment, are hereby ratified and confirmed and shall continue in full force and effect.

     (c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                            [Signature Page follows]


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     IN WITNESS WHEREOF, the undersigned, being all of the managers of the
Company, acting pursuant to Section 18-404 of the Limited Liability Company Act of the State of Delaware, hereby approve this Amendment to the Amended and Restated Limited Liability Company Agreement of Dresser-Rand Holdings, LLC as of the date above first written pursuant to the authority granted under Section
15.10 of the LLC Agreement.

                                        FIRST RESERVE GP IX, L.P.,
                                        as Managing Member

                                        By: First Reserve GP IX, Inc.,
                                               its general partner

                                        By: /s/ THOMAS R. DENISON
                                           -----------------------------
                                           Name: Thomas R. Denison
                                           Title: Managing Director



                                        FIRST RESERVE GP X, L.P.,
                                        as Managing Member

                                        By: First Reserve GP X, Inc.,
                                               its general partner

                                        By:  /s/ THOMAS R. DENISON
                                           -----------------------------
                                           Name: Thomas R. Denison
                                           Title: Managing Director